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                                                                    EXHIBIT 4.11




                              CERTIFICATE OF TRUST
                                       OF
                           SOUTHSIDE CAPITAL TRUST II

         THIS CERTIFICATE OF TRUST OF Southside Capital Trust II (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Sam Dawson and Lee R. Gibson, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

1. NAME. The name of the business trust formed hereby is Southside Capital Trust II.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on October 12, 2000.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                 WILMINGTON TRUST COMPANY, as trustee


                                 By:   /s/ KATHLEEN A. PEDELINI
                                    -----------------------------------------
                                 Name:     Kathleen A. Pedelini
                                      ---------------------------------------
                                 Title:    Administrative Account Manager
                                       --------------------------------------

                                 /s/ SAM DAWSON                     , as Trustee
                                 -----------------------------------
                                 Name: Sam Dawson


                                 /s/ LEE R. GIBSON                  , as Trustee
                                 ---------------------------------
                                 Name: Lee R. Gibson